UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 7, 2011

Array BioPharma Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-31979	84-1460811
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3200 Walnut Street, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 381-6600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 7, 2011, Array BioPharma Inc. issued a press release announcing that a $10 million clinical research milestone was achieved in its MEK162 Oncology Program in collaboration with Novartis. The full text of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 - Press release dated April 7, 2011 entitled “ARRAY BIOPHARMA ACHIEVES $10 MILLION CLINICAL MILESTONE IN MEK162 ONCOLOGY PROGRAM.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Array BioPharma Inc.

April 7, 2011	By:	R. Michael Carruthers
Name: R. Michael Carruthers
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated April 7, 2011 entitled “ARRAY BIOPHARMA ACHIEVES $10 MILLION CLINICAL MILESTONE IN MEK162 ONCOLOGY PROGRAM.”